UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	August 17, 2015

SBT Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

000-51832	20-4343972
(Commission File Number)	(IRS Employer Identification No.)

86 Hopmeadow Street, P.O. Box 248, Simsbury, CT	06070
(Address of Principal Executive Offices)	(Zip Code)

(860) 408-5493
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

SBT Bancorp, Inc. (the “Company”) was notified that Shatswell, MacLeod & Company, P. C. (“Shatswell”), the Company’s independent registered public accounting firm, combined its audit practice (the “Merger”) with Baker Newman & Noyes, P. A., LLC (“BNN”).  As a result of the Merger, effective August 17, 2015, Shatswell resigned as the Company’s independent registered public accounting firm and BNN, as the successor to Shatswell following the Merger, was engaged as the Company’s independent registered public accounting firm.  The Company’s Audit Committee was notified of the Merger and the effective resignation of Shatswell and approved the engagement of BNN.

During the years ended December 31, 2014 and 2013, and the subsequent interim period prior to the engagement of BNN on August 17, 2015, (i) the Company did not consult with BNN regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinion that might be rendered by BNN on the Company’s financial statements, (ii) BNN did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, and (iii) the Company did not consult with BNN regarding any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

 The reports of Shatswell on the financial statements of the Company for the years ended December 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.  In connection with its audits for the years ended December 31, 2014 and 2013 and reviews of the Company’s financial statements through August 17, 2015, there were no disagreements with Shatswell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Shatswell, would have caused Shatswell to make reference thereto in its reports, and there have been no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Shatswell with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Shatswell furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree.  A copy of the letter, dated August 17, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

16.1	Letter, dated August 17, 2015, from Shatswell to the Securities and Exchange Commission regarding change in the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBT BANCORP, INC.

	By:	/s/ Martin J. Geitz
	Name:	Martin J. Geitz
	Title:	President & Chief Executive Officer

Dated: August 17, 2015

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter, dated August 17, 2015, from Shatswell to the Securities and Exchange Commission regarding change in the Company’s independent registered public accounting firm.